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                                                                    EXHIBIT 10.5

                            1ST AMENDMENT TO LEASE
                            ----------------------

That certain lease dated April, 1998 by and between WELLS FARGO BANK, N.A., a national banking association, "Sublandlord" and FOCAL COMMUNICATIONS CORPORATION OF CALIFORNIA, a Delaware corporation, "Subtenant", for the premises located at 1200 West Seventh Street, Suite L2-250, Los Angeles, California 90017, is amended this the 8th day of July 1998, solely as hereinafter described.

Effective the 17th day of July 1998, the clauses below are in addition to like numbered clause in the lease agreement.

PARAGRAPH

1.4 "Premises":        Subtenant shall occupy approximately 1,600 rentable
                       square feet located on the Plaza Level of the Building and more particularly described in Exhibit A attached hereto, and known as Suite 120. Subtenant shall accept the premises in an "as-is" condition and the Sublandlord shall not be responsible for any improvements.

1.5 "Sublease Term":   Both parties acknowledge and agree that Suite 120 shall
                       be occupied on a temporary basis only. Term shall commence on July 17, 1998 and expire on or before September 30, 1998. Any clauses offering Options, Rights of First Offer, Holdover as may be contained in the original lease document do not apply to this premise.

1.6 "Basic Rent":      Basic Rent means a per annum amount equal to the product
                       of $15.75 times the number of square feet of this temporary space. Subtenant's monthly installment of Basic
                       Rent for this temporary space shall be $2,100.00.

All other terms and conditions of said Lease shall remain in full force and effect.

IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Amendment as of the date first shown above.

SUBLANDLORD: WELLS FARGO BANK, N.A., a national banking association.

             By: /s/ Barbara Reeve-Bailey
                --------------------------------
                     Barbara Reeve-Bailey
                its  Vice President
                    ----------------------------

             By: /s/ Judy Fishman
                --------------------------------
                     Judy Fishman
                its  Vice President
                    ----------------------------

SUBTENANT:   FOCAL COMMUNICATIONS CORPORATION OF CALIFORNIA, a Delaware
             corporation.

             By: /s/ ?????????
                --------------------------------

                its  EVP
                    ----------------------------

              By: /s/ ?????????
                --------------------------------

                its  President
                    ----------------------------
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[FLOOR PLAN]



1ST AMENDMENT TO LEASE                           Ground Level
FOCAL COMMUNICATIONS CORPORATION                 1200 West Seventh Street
EXHIBIT "A"                                      Los Angeles, California 90017